UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 18, 2014 (January 31, 2014)

ENGILITY HOLDINGS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-35487	45-3854852
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3750 Centerview Drive Chantilly, Virginia	20151
(Address of principal executive offices)	(Zip Code)
(703) 708-1400
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

This Current Report on Form 8-K/A amends and supplements the Current Report on Form 8-K filed by Engility Holdings, Inc. (the “Company”) on February 3, 2014 (the “Initial Form 8-K”) in order to include historical audited consolidated financial statements of Dynamics Research Corporation (“DRC”) as well as the historical unaudited condensed consolidated financial statements of DRC, each as required by Item 9.01(a) of Form 8-K and the unaudited pro forma combined financial information required by Item 9.01(b) of Form 8-K. Except as described above, all other information in the Company’s Form 8-K filed on February 3, 2014 remains unchanged.

Item 9.01 Financial Statements and Exhibits

(a)	Financial Statements of Businesses Acquired

DRC’s audited consolidated financial statements for the fiscal year ended December 31, 2012, and unaudited condensed consolidated financial statements of DRC for the nine months ended September 30, 2013 and 2012, are attached as Exhibits 99.1 and 99.2 to this Form 8-K/A, respectively, and incorporated herein by reference.

(b)	Pro Forma Financial Information

The Company and DRC’s unaudited pro forma combined financial information as of and for the nine months ended September 27, 2013 and for the year ended December 31, 2012, are attached as Exhibit 99.3 to this Form 8-K/A and incorporated herein by reference.

(c)	Exhibits

Exhibit No.	Description of Exhibit
23.1	Consent of Grant Thornton, LLP independent registered public accounting firm to DRC.

99.1	Interim Unaudited Condensed Consolidated Financial Statements of DRC for the nine month periods ended September 30, 2013 and 2012.

99.2	Audited Consolidated Financial Statements of DRC for the fiscal year ended December 31, 2012.

99.3	Unaudited Pro Forma Combined Financial Information as of and for the nine month period ended September 27, 2013 and for the year ended December 31, 2012.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Engility Holdings, Inc.

Date: April 18, 2014	By:	/s/ Thomas O. Miiller
	Name:	Thomas O. Miiller
	Title:	Senior Vice President, General Counsel and Corporate Secretary

Exhibit Index

Exhibit No.	Description of Exhibit

23.1	Consent of Grant Thornton, LLP independent registered public accounting firm to DRC.

99.1	Interim Unaudited Condensed Consolidated Financial Statements of DRC for the nine month periods ended September 30, 2013 and 2012.

99.2	Audited Consolidated Financial Statements of DRC for the year ended December 31, 2012.

99.3	Unaudited Pro Forma Combined Financial Information as of and for the nine month period ended September 27, 2013 and for the year ended December 31, 2012.